Exhibit 99.2

[LOGO]

Forward Looking Statements 2 Certain statements contained in this investor presentation constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results, financial condition and business of Vornado Realty Trust (“Vornado”) and of the planned spin-off entity (“SpinCo”) may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “would”, “may” or similar expressions in this presentation. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: uncertainties as to the timing of the spin-off and whether it will be completed, the possibility that various closing conditions to the spin-off may not be satisfied or waived, the expected tax treatment of the spin-off, the composition of the spin-off portfolio, the possibility that third-party consents required to transfer certain properties in the spin-off will not be received, the impact of the spin-off on the businesses of Vornado and SpinCo, the timing of and costs associated with property improvements, financing commitments, and general competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see “Risk Factors” in Vornado’s annual and quarterly periodic reports filed with the SEC. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

3 Introduction SpinCo will consist of 85 shopping centers: 81 strip centers totaling 12.6MM square feet concentrated in high barrier-to-entry, Northeast markets 4 malls aggregating 3.5MM square feet with in-line sales averaging $472 psf and underutilized land available for future development; includes the powerful Outlets at Bergen Town Center Jeff Olson will join as SpinCo’s Chairman and CEO SpinCo is positioned for success Dedicated management team with a strong track record High quality asset base in supply-constrained markets with excellent demographics Substantial embedded growth from lease-up, redevelopment and development Liquidity and balance sheet capacity for growth Generated 2013 pro forma EBITDA of approximately $187MM Interim transitional support pursuant to a Transition Services Agreement SpinCo Post spin-off, Vornado will have a concentration of premier assets and a focused strategy of growing its dominant positions in New York City and Washington, D.C. office and Manhattan street retail Vornado will receive all consideration from the disposition of Beverly Connection and Springfield Town Center No change expected to credit ratings Vornado Vornado has announced its intention to spin-off its shopping center business in a tax-free transaction Vornado will retain 20 small / non-strategic retail assets worth approximately $100MM, which will be disposed of near-term These actions, coupled with previous and pending dispositions (Beverly Connection and Springfield Town Center), will complete Vornado’s exit from its non-street retail segment Vornado anticipates that its current annualized dividend of $2.92 per share will be maintained through the combination of Vornado’s and SpinCo’s dividends The spin-off is expected to be completed in the fourth quarter of 2014 Transaction

Transaction Rationale and Investor Benefits 4 Continues simplification Enhances focus on NYC and Washington, D.C. portfolios, which are expected to drive long-term growth Efficient execution with minimal friction costs Creates a focused shopping center company Accelerated growth from a dedicated management team and capital allocation strategy High quality portfolio (urban, supply-constrained locations with superior demographics) Vornado Common Shareholders / Vornado Realty L.P. Common Unitholders Will Receive Shares of SpinCo in a 1:2 Distribution(1) Shopping Center REIT Positioned to Outperform Premier Office Buildings and Manhattan Street Retail Benefits to Vornado Benefits to SpinCo We believe the spin-off will enhance shareholder value by creating two focused companies executing two distinct business strategies Improves transparency and better highlights the attributes of both companies Separates two non-synergistic businesses Enables investors to invest in two separate pure-play platforms Note (1) Every two common Vornado shares / Vornado Realty L.P. common units will receive one SpinCo share Mutual Benefits

Pro Forma Vornado 5 Manhattan Street Retail Washington, D.C. Other Non-NYC Retail NYC Office(1) Vornado: Status Quo 2013 Comparable EBITDA ($1.6Bn) Composition Vornado: Pro Forma(2) 2013 Comparable EBITDA ($1.4Bn) Composition Manhattan Street Retail Washington, D.C. Other NYC Office(1) New York City Washington, D.C. 67% of EBITDA 24% of EBITDA Notes (1) New York City Office segment includes hotel and residential assets (2) Pro Forma for spin-off and disposition of held-for-sale retail assets Following the spin-off, Vornado will be predominantly focused on NYC and Washington, D.C. with ~91% of EBITDA generated by its irreplaceable portfolios in these markets Vornado office business includes trophy assets in world-class markets Manhattan street retail is some of the most valuable and difficult to acquire real estate in the world; Vornado is the only REIT with significant ownership of Manhattan street retail

6 SpinCo Overview

Investment Highlights 7 Exceptionally high quality portfolio of 85 shopping centers concentrated in high barrier-to-entry markets throughout the Northeast Densely populated trade areas with an average population of 149,000 within 3 miles, amongst the highest in the REIT shopping center sector Average base rents of $18.75 per square foot, the third highest in the REIT shopping center sector Premier New York metropolitan area market locations represent more than 70% of portfolio value Liquidity and balance sheet capacity for growth Significant growth potential from near-term development and redevelopment opportunities Supermarket sales averaging $672 per square foot, the highest productivity reported by any shopping center REIT High quality, proven management team to be led by Jeff Olson, Chairman and CEO, who will come from Equity One, and industry veteran Bob Minutoli, COO, who is currently running the portfolio Majority of the sites would be nearly impossible to replicate today due to land scarcity and formidable entitlement hurdles – many date back to Two Guys from Harrison

SpinCo Portfolio Snapshot 8 PA 2.0MM SF NJ 8.7MM SF 2013 EBITDA by Geography NY 2.4MM SF Other(4) 1.9MM SF PR 1.0MM SF Irreplaceable portfolio of shopping centers concentrated in dense, high barrier-to-entry markets with attractive demographics Notes (1) Figure excludes JV interests and land and buildings owned by tenants (2) Figure represents total portfolio; owned SF occupancy of 95.6% (3) 3 mile represents non-power centers; 7 mile represents power centers. Data per DemographicsNow, a product of Alteryx, Inc. (4) Other states include California, Connecticut, Maryland, Massachusetts, New Hampshire, South Carolina and Virginia. Totals may not sum due to rounding Portfolio Summary Number of Assets 85 Total Square Footage (MM) 16.1 Total Owned Square Footage (MM)(1) 14.6 Number of States (Incl. PR) 11 Occupancy %(2) 95.5% 3 Mile Population(3) 149k 3 Mile Median Household Income(3) $71k 7 Mile Population(3) 886k 7 Mile Median Household Income(3) $67K 2013 Pro Forma EBITDA ($MMs) ~$187 Puerto Rico

SpinCo Demographics

VORNADO
REALTY TRUST

Well positioned in densely populated and high barrier-to-entry markets

Non-Power Center Average 3 mile Population (in 000s)[1]



407
149
135
120
119
111
98
90
77
73
68
AKR SpinCo EQY FRT KIM ROIC WRI REG RPAI BRX DDR

Non-Power Center Median 3 mile Household Income (in $000s)[1]



$93
$76
$76
$72
$71
$70
$65
$62
$61
$61
$55
FRT AKR REG ROIC SpinCo KIM EQY WRI BRX RPAI DDR

Power Center Average 7 mile Population (in 000s)[2]



886
627
525
463
441
420
392
350
292
280
269
SpinCo FRT ROIC EQY AKR WRI REG KIM RPAI DDR BRX

Power Center Median 7 mile Household Income (in $000s)[2]



$83
$83
$74
$67
$67
$67
$64
$64
$61
$61
$57
FRT ROIC REG SpinCo AKR EQY KIM RPAI BRX DDR WRI

Source: Green Street Advisors March 2014 Strip Sector Update. SpinCo data per DemographicsNow, a product of Alteryx, Inc.

Note

(1) Non-power center includes all other assets

(2) Power center defined as 3 or more big boxes including supermarkets

9

10 Strong demographic profile and high barrier-to-entry market presence validated by rents Source: Comparable data per Green Street Advisors March 2014 Strip Sector Update 2013 Average Base Rent PSF SpinCo Relative to Peer Universe

SpinCo Tenant Profile 11 Diverse, high quality retailer base Top Tenants (% of 2013 Rental Revenue) Notes (1) Represents top 25 tenants by ABR of EQY, BRX, KIM, DDR, WRI, and FRT. Other peers do not disclose required detail for comparison. Percentages are weighted by ABR. Source is SEC filings (2) Vornado defines anchor tenants as over 10,000 square feet (3) Peer average excludes AKR and RPAI due to lack of detail in filings (4) AKR does not define size of anchor tenants, FRT and ROIC define anchor tenants as spaces over 15,000 square feet. All other peers define anchor tenants as spaces over 10,000 square feet 58% of SpinCo’s top 25 tenants by rental revenue have Investment Grade ratings. Compares to peer average of 52%(1) 61% of rental revenue generated from anchor(2) tenants. Compares to peer average of 53%(3)(4) $15.20 $7.27 $25.09 $8.73 $14.11 $11.77 $9.30 $15.72 $9.14 $10.71 ABR PSF

12 SpinCo Tenant Profile Select Tenants

SpinCo Historical Operating Performance 13 SpinCo’s portfolio has delivered consistent, stable performance over the past five years Historical Occupancy(1) Note (1) Figures represent owned square feet Historical Average Base Rent PSF(1)

SpinCo Historical Mark-to-Market 14 Strong Historical Mark-to-Market on Expiring Leases Note (1) BRX excluded and ROIC and RPAI shown as two year averages due to lack of required disclosure Three Year Average Cash Leasing Spreads(1) Source: Comparable data per company SEC filings and earnings call transcripts

SpinCo Lease Expiration Schedule 15 Low Level of Near-term Lease Expirations SF Expiring by Year(1) Notes (1) Figures represent owned square feet (2) Includes month-to-month leases (2) 614K 595K 646K 493K 1,293K 1,130K 967K 683K 948K 1,183K 5,238K Expiring SF

SpinCo Management and Board 16 Industry veteran Jeff Olson will join as Chairman and CEO Chief Executive Officer of Equity One (EQY) since 2006 Previously served as President of Kimco Realty Corp’s (KIM) Eastern and Western Divisions “Mr. Olson’s eight-year tenure at Equity One yielded above-average results as he transformed the company’s portfolio from a focus on sleepy Southeastern grocery anchored strip centers to a more urban, high-quality portfolio.” – Green Street Advisors, March 19, 2014 SpinCo will be a self-managed REIT Jeff Olson will join as CEO to lead SpinCo’s management team Bob Minutoli, Vornado’s EVP-Retail, will remain with SpinCo as COO along with the existing Vornado shopping center team CFO expected to be identified in the near future Interim support pursuant to a Transition Services Agreement Jeff Olson will also serve as SpinCo’s Chairman Vornado CEO Steven Roth will serve as a Director of SpinCo SpinCo Board to consist of a majority of independent Directors Management Board of Directors

Anticipated Process and Timing 17 Intend to file initial Form 10 registration statement with SEC in the second quarter of 2014 Target completion by end of 2014 The distribution is expected to be made on a pro rata 1:2 basis to Vornado common shareholders and Vornado Realty L.P. common unitholders as of the distribution record date Following the distribution, Vornado common shareholders will own shares in both Vornado and SpinCo and Vornado Realty L.P. common unitholders will hold both common units of Vornado Realty L.P. and shares of SpinCo The number of Vornado common shares owned by each shareholder and the number of Vornado Realty L.P. common units held by each unitholder will not change as a result of this distribution Declaration by the SEC that SpinCo’s registration statement is effective Approval of SpinCo listing by NYSE Final approval and declaration of the distribution by Vornado’s Board of Trustees Receipt of third party consents Other customary conditions In August 2013, Vornado initiated a Private Letter Ruling process in anticipation of this transaction and received a Private Letter Ruling in March 2014 Distribution is expected to qualify as tax-free to Vornado shareholders and Vornado Realty L.P. unitholders for U.S. federal income tax purposes, consistent with the Private Letter Ruling SpinCo intends to elect to be treated as a REIT for U.S. federal income tax purposes Transaction Timing Distribution Process Conditions Precedent SpinCo REIT Status / Tax Considerations

18 Appendix I

SpinCo Property List

VORNADO REALTY TRUST

No.	Property Name	State	City	% Ownership	Weighted Average Rent Per Center[1]	Own. Type	% Occupancy	Total Square Feet[2]	Retail Anchors and Major Tenants
	New Jersey								
1	East Brunswick	NJ	East Brunswick	100%	$8.90	Fee	100.0%	428,000	Dick's Sporting Goods, Kohl's, P.C. Richard & Son, TJ Maxx, LA Fitness, Lowe's
2	North Bergen (Tonnelle Avenue)	NJ	North Bergen	100%	$24.30	Fee	100.0%	410,000	BJ's Wholesale Club, Petsmart, Staples, Walmart
3	East Hanover	NJ	East Hanover	100%	$19.15	Fee	94.5%	343,000	Dick's Sporting Goods, Home Depot, Marshalls
4	Bricktown	NJ	Bricktown	100%	$18.48	Fee	94.7%	279,000	Kohl's, Marshalls, Old Navy, ShopRite
5	Union Plaza	NJ	Union	100%	$25.26	Fee	99.4%	276,000	Lowe's, Office Depot, Sleepy's, Toys 'R' Us
6	Hackensack	NJ	Hackensack	100%	$23.44	Fee	75.4%	275,000	Applebee's, Home Depot, Petco, Sleepy's, Staples
7	Totowa	NJ	Totowa	100%	$19.28	Fee	100.0%	271,000	Bed Bath & Beyond, Home Depot, Marshall's, Staples
8	Cherry Hill	NJ	Cherry Hill	100%	$13.97	Fee	98.6%	263,000	Dollar Tree, Toys 'R' Us, Walmart
9	Jersey City	NJ	Jersey City	100%	$21.79	Fee	100.0%	236,000	Burger King, Lowe's, Party City, P.C. Richard & Son, Sleepy's
10	Union	NJ	Vauxhall	100%	$17.85	Fee	100.0%	232,000	Home Depot
11	Middletown	NJ	Middletown	100%	$14.88	Fee	96.3%	231,000	Famous Footwear, Kohl's, Stop & Shop
12	Woodbridge	NJ	Woodbridge	100%	$22.35	Fee	84.1%	226,000	Dollar Tree, Payless, Walmart
13	Marlton	NJ	Marlton	100%	$13.33	Fee	100.0%	213,000	Kohl's, Petsmart, ShopRite
14	North Plainfield	NJ	North Plainfield	100%	$17.75	Ground	85.0%	212,000	Costco
15	Bergen Town Center East	NJ	Paramus	100%	$36.42	Fee	93.6%	211,000	Lowe's, REI
16	Manalapan	NJ	Manalapan	100%	$16.58	Fee	99.3%	208,000	A.C. Moore, Babies 'R' Us, Bed Bath & Beyond, Best Buy, Modell's, Panera, Petsmart
17	East Rutherford	NJ	East Rutherford	100%	$34.34	Fee	100.0%	197,000	Chili's Lowe's
18	Garfield	NJ	Garfield	100%	$21.47	Fee	100.0%	195,000	Applebee's, Marshalls, McDonalds, Walmart
19	Morris Plains	NJ	Morris Plains	100%	$20.71	Fee	95.9%	177,000	Kohl's, Sleepy's
20	Dover	NJ	Rockaway	100%	$12.02	Fee	96.3%	173,000	Applebee's, Dollar Tree, ShopRite, TJ Maxx
21	Lodi (Route 17)	NJ	Lodi	100%	$11.57	Fee	100.0%	171,000	National Wholesale Liquidators
22	Watchung	NJ	Watchung	100%	$25.40	Fee	96.6%	170,000	BJ's Wholesale Club, Buffalo Wild Wings, Vitamin Shoppe, Qdoba
23	Lawnside	NJ	Lawnside	100%	$14.11	Fee	100.0%	145,000	Home Depot, Petsmart, Wendy's
24	Hazlet	NJ	Hazlet	100%	$2.64	Fee	100.0%	123,000	Stop & Shop
25	Kearny	NJ	Kearny	100%	$16.11	Fee	43.5%	104,000	Applebee's, Burger King, Marshalls
26	Turnersville	NJ	Turnersville	100%	$6.40	Fee	100.0%	96,000	The Dump
27	Lodi (Washington St.)	NJ	Lodi	100%	$19.94	Fee	92.1%	85,000	Aldi, Blink Fitness, Burger King, Dollar Tree, USPS

19

SpinCo Property List (cont’d) 20 No. Property Name State City % Ownership Weighted Average Rent Per Center(1) Own. Type % Occupancy Total Square Feet(2) Retail Anchors and Major Tenants 28 Carlstadt NJ Carlstadt 100% $21.80 Ground 95.2% 78,000 Burger King, Stop & Shop 29 Paramus NJ Paramus 100% $42.23 Ground 100.0% 63,000 24 Hour Fitness, Miller’s Ale House 30 North Bergen (Kennedy Boulevard) NJ North Bergen 100% $26.76 Fee 100.0% 62,000 Food Basics, Payless 31 South Plainfield NJ South Plainfield 100% $21.68 Ground 85.9% 56,000 Party City, Red Lobster, Staples 32 Englewood NJ Englewood 100% $24.79 Fee 79.7% 41,000 Jos A Bank, New York Sports Club 33 Eatontown NJ Eatontown 100% $28.09 Fee 100.0% 30,000 Petco 34 East Hanover REI NJ East Hanover 100% $32.00 Fee 94.0% 26,000 REI 35 Montclair NJ Montclair 100% $23.34 Fee 100.0% 18,000 Whole Foods New York 36 Bruckner Plaza NY Bronx 100% $21.22 Fee 91.3% 501,000 Key Food, Kmart, Rite Aid, Toys ‘R’ Us 37 Buffalo NY Amherst 100% $8.94 Fee 100.0% 311,000 BJ’s Wholesale Club, DSW, Home Goods, LA Fitness, TJ Maxx, Toys ‘R’ Us 38 Big H Shopping Center NY Huntington 100% $14.78 Fee 97.9% 209,000 Burger King, Famous Footwear, Kmart, Marshalls, Old Navy, Outback Steakhouse, Petco 39 Rochester NY Rochester 100% - Fee 100.0% 205,000 Walmart 40 Mt. Kisco Commons NY Mt. Kisco 100% $22.20 Fee 100.0% 189,000 A&P, Applebee’s, Target 41 Freeport East NY Freeport 100% $18.61 Fee 100.0% 173,000 Home Depot, Optimum, Staples 42 Rochester NY Henrietta 100% $3.81 Ground 96.2% 165,000 Kohl’s, Lumber Liquidators, Ollie’s 43 Forest Plaza NY Staten Island 100% $21.63 Fee 96.3% 165,000 Dollar Tree, Lumber Liquidators, Planet Fitness, Western Beef 44 New Hyde Park NY New Hyde Park 100% $18.73 Space 100.0% 101,000 Stop & Shop 45 Burnside Plaza NY Inwood 100% $20.29 Fee 88.8% 100,000 Stop & Shop 46 Hubbards Path Shopping Center NY West Babylon 100% $17.47 Fee 83.4% 79,000 Best Market, Rite Aid 47 Bronx (Gun Hill Road) NY Bronx 100% $32.22 Fee 90.7% 77,000 Aldi, Dollar Tree, Duane Reade, Planet Fitness, TGIF 48 Commack NY Commack 100% $21.45 Space 100.0% 47,000 Ace Hardware, Petsmart 49 Dewitt NY Dewitt 100% $20.46 Ground 100.0% 46,000 Best Buy 50 Freeport West NY Freeport 100% $20.28 Space 100.0% 44,000 Bob’s Discount Furniture 51 Oceanside NY Oceanside 100% $27.83 Fee 100.0% 16,000 Party City

SpinCo Property List (cont'd)

VORNADO REALTY TRUST

No.	Property Name	State	City	% Ownership	Weighted Average Rent Per Center[1]	Own. Type	% Occupancy	Total Square Feet[2]	Retail Anchors and Major Tenants
	Pennsylvania								
52	Allentown	PA	Allentown	100%	$15.24	Fee	90.3%	627,000	A.C. Moore, Burlington Coat Factory, Dick's Sporting Goods, Giant Foods, TJ Maxx, Petco
53	Wilkes-Barre	PA	Wilkes-Barre	100%	$13.28	Fee	83.2%	329,000	Babies 'R' Us, Marshalls, Petco, Ross, Target, Tractor Supply Co.
54	Lancaster	PA	Lancaster	100%	$15.33	Fee	82.1%	228,000	Lowe's, Sleepy's
55	Bensalem	PA	Bensalem	100%	$11.50	Fee	98.9%	185,000	Kohl's, Petco, Ross, Staples
56	Broomall	PA	Broomall	100%	$11.09	Fee	100.0%	169,000	A.C. Moore, Giant Food, Petsmart, Planet Fitness
57	Bethlehem	PA	Bethlehem	100%	$7.29	Fee	95.3%	167,000	Family Dollar, Giant Food, Petco
58	York	PA	York	100%	$9.06	Fee	100.0%	110,000	Aldi, Ashley Furniture Home Store, Petco
59	Glenolden	PA	Glenolden	100%	$25.84	Fee	100.0%	102,000	Walmart
60	Wyomissing	PA	Wyomissing	100%	$15.56	Ground	93.2%	76,000	LA Fitness, Petsmart
61	Springfield	PA	Springfield	100%	$20.90	Space	100.0%	41,000	Petsmart
	California								
62	San Francisco	CA	San Francisco	100%	$50.34	Space	100.0%	55,000	Best Buy
63	Signal Hill	CA	Signal Hill	100%	$24.08	Fee	100.0%	45,000	Best Buy
64	Vallejo	CA	Vallejo	100%	$17.51	Ground	100.0%	45,000	Best Buy
65	Walnut Creek (South Main Street)	CA	Walnut Creek	100%	$45.11	Fee	100.0%	29,000	Barnes & Noble
66	Walnut Creek (Mt. Diablo)	CA	Walnut Creek	95%	$70.00	Fee	100.0%	7,000	Anthropologie
	Massachusetts								
67	Chicopee	MA	Chicopee	100%	-	Fee	100.0%	224,000	Walmart
68	Springfield	MA	Springfield	100%	$16.39	Fee	97.8%	182,000	Dollar Tree, Walmart
69	Milford Plaza	MA	Milford	100%	$8.01	Space	100.0%	83,000	Kohl's
70	Cambridge	MA	Cambridge	100%	$21.83	Space	100.0%	48,000	Modell's, Petsmart

21

SpinCo Property List (cont’d) No. Property Name State City % Ownership Weighted Average Rent Per Center(1) Own. Type % Occupancy Total Square Feet(2) Retail Anchors and Major Tenants Maryland 71 Baltimore MD Towson 100% $16.21 Fee 100.0% 155,000 Corner Bakery, DXL, HH Gregg, Home Goods, Shoppers Food, Staples 72 Forest Plaza MD Annapolis 100% $8.99 Space 100.0% 128,000 Home Depot 73 Glen Burnie MD Glen Burnie 100% $11.67 Fee 90.5% 121,000 Gavigan’s, Pep Boys 74 Rockville Town Center MD Rockville 100% $24.61 Fee 100.0% 94,000 Regal Cinemas 75 Wheaton MD Wheaton 100% $14.94 Ground 100.0% 66,000 Best Buy Other 76 Newington CT Newington 100% $18.61 Fee 100.0% 188,000 Panera, Staples, Walmart 77 Waterbury CT Waterbury 100% $15.19 Fee 97.6% 148,000 ShopRite, Sleepy’s 78 Norfolk VA Norfolk 100% $6.44 Space 100.0% 114,000 BJ’s Wholesale Club 79 Tyson’s Corner VA Tyson’s Corner 100% $39.13 Space 100.0% 38,000 Best Buy 80 Charleston SC Charleston 100% $14.19 Ground 100.0% 45,000 Best Buy 81 Salem NH Salem 100% - Ground 100.0% 37,000 Babies ‘R’ Us Total Strip Centers $17.37 95.6% 12,638,000 SpinCo’s Ownership Interest $17.37 95.6% 12,259,000

SpinCo Property List (cont'd)

VORNADO REALTY TRUST

No.	Property Name	State	City	% Ownership	Weighted Average Rent Per Center[(1)]	Own. Type	% Occupancy	Total Square Feet[(2)]	Retail Anchors and Major Tenants
	Malls								
82	Monmouth Mall	NJ	Eatontown	50%	$35.23[(3)]	Fee	93.9%	1,464,000	Boscov's, Macy's, JCPenney, Lord & Taylor, Loews Theatre, Barnes & Noble, Forever 21
83	Bergen Town Center	NJ	Paramus	100%	$43.01[(3)]	Fee	99.5%	951,000	Bloomingdale's Rack, Century 21, Home Goods, Neiman Marcus Last Call, Saks Off 5th, Target, Whole Foods
84	The Outlets at Montehiedra	PR	San Juan	100%	$38.52[(3)]	Fee	91.0%	542,000	Home Depot, Kmart, Marshalls, Nike, Romano's Macaroni Grill
85	Las Catalinas Mall	PR	Caguas	100%	$57.78[(3)]	Fee	93.1%	494,000	Kmart, Sears, P.F. Chang's (coming)
	Total Malls				**$42.13**		**95.1%**	**3,451,000**	
	SpinCo's Ownership Interest				**$43.83**		**95.4%**	**2,352,000[(4)]**	
	Total Shopping Center Space						**95.5%**	**16,089,000**	
	SpinCo's Ownership Interest						**95.6%**	**14,611,000**	
	Total Fee Owned							**14,501,000**	
	Total Ground Leased							**889,000**	
	Total Space Leased							**699,000**	
	Total Shopping Center Space							**16,089,000**	

Notes

(1) Weighted average rent excludes ground rent, storage rent and garages

(2) Includes square footage of anchors who own the land and building

(3) Weighted average rent for malls represents in-line tenants only. Blended average base rent for anchor and in-line mall tenants is $25.95

(4) Square footage not owned by Vornado is primarily at Monmouth Mall

23

24 Appendix II This investor presentation contains Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), a non-GAAP measure. EBITDA is presented before non-controlling interests, discontinued operations, gains on sale or real estate and non-recurring items. We consider EBITDA a supplemental measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on a multiple of EBITDA, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. EBITDA should not be considered a substitute for net income. EBITDA may not be comparable to similarly titled measures employed by other companies. A description of this measure and a reconciliation to the most directly comparable GAAP measure is provided on the following page.

25 Appendix II (cont’d) Reconciliation of Net Income to EBITDA, Comparable EBITDA and Pro Forma Comparable EBITDA For the Year Ended December 31, 2013 $ in thousands Retail Total Properties Net Income 475,971 415,644 Interest and debt expense 758,781 50,901 Depreciation and amortization 732,757 72,161 Income tax expense 26,371 2,311 EBITDA 1,993,880 541,017 Non-comparable items: Gains on sale of real estate (wholly-owned) (411,593) (284,081) Gains on sale of real estate (partially-owned) (465) - Impairment losses 43,722 35,656 EBITDA from discontinued operations (35,037) (25,450) Lease termination income pursuant to settlement agreement with Stop & Shop (59,599) (59,599) Other 87,114 (1,877) Comparable EBITDA 1,618,022 205,666 Less Comparable EBITDA of SpinCo (199,594) - Less Comparable EBITDA of 20 held for sale properties (6,072) (6,072) Less estimated incremental overhead to create a public company N/A (13,000) Pro Forma Comparable EBITDA 1,412,356 186,594